SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: March 7, 2007


                            YZAPP INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

              Nevada                                          none
   ---------------------------                            ---------------
  (State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                       Identification No.)

         Suite 500 666 Burrard Street, British Columbia, Canada V6C 3P6
        ----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                  604 868 0264
                                -----------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 4.01  Changes in or Disagreements with Certifying Accountants on Accounting and Financial Disclosures.

NI Cameron, Inc., Chartered Accountants, had been the auditor for YzApp International Inc., for the fiscal years ended July 31, 2006, 2005, 2004 and every year since inception in 2002. On March 7, 2007, NI Cameron, Inc. informed the Registrant of its resignation as auditors. The audit reports of NI Cameron, Inc. on our financial statements as of and for the years ended July 31, 2006, 2005, 2004, 2003 and 2002 including interim periods, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, the opinions did contain an uncertainty as to YzApp International Inc.'s ability to continue as a going concern.

In connection with the audit of the financial statements prepared for the fiscal years ended July 31, 2006, 2005, 2004, 2003, and 2002 and to the date of resignation, the Registrant had no disagreements with NI Cameron, Inc., with respect to accounting principles or practices, financial statement disclosure, or auditing scope or procedures of the type discussed in Item 304(a)(iv) of Regulation S-B.

On March 7, 2007, the Registrant engaged Manning Elliott LLP, Chartered Accountants, as the new principal independent accountant for the Registrant. The board of directors has approved the change of accountants.

For the fiscal years ended July 31, 2006, 2005, 2004, 2003, and 2002, including the subsequent interim periods through the date of the appointment of Manning Elliott LLP, Chartered Accountants, neither the Registrant, nor anyone on its behalf, consulted with Manning Elliott LLP, Chartered Accountants regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

The Registrant has provided NI Cameron, Inc., with a copy of this report prior to filing it with the Securities and Exchange Commission (SEC). The Registrant requested that NI Cameron, Inc., furnish a letter addressed to the SEC stating whether the firm concurs with the above statements. The letter from NI Cameron, Inc., is attached as Exhibit 16.1 to this Form 8-K.



Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits

          16.1 Letter from NI Cameron, Inc., dated March 7, 2007




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YZAPP INTERNATIONAL INC.

Dated: MARCH 7, 2007


/s/ Brian Jaggard
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BRIAN JAGGARD, Chief Executive Officer












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